RCM EQUITY FUNDS, INC.
             SUPPLEMENT DATED DECEMBER 30, 1997
           TO RCM GLOBAL SMALL CAP FUND PROSPECTUS
                     DATED JUNE 30, 1997


The   following  information  replaces  similar   references
throughout the Prospectus:

The name of the Company and the Fund have changed to Dresdner RCM Equity Funds, Inc. and Dresdner RCM Global
Small Cap Fund, respectively.

The following information supplements and should be read in conjunction with information on the cover page of the
Prospectus:

Shares of the Fund are not deposits, obligations of, or endorsed or guaranteed in any way by, Dresdner Bank AG, or any other depository institution. Shares of the Fund are not insured by the Federal Deposit Insurance Corporation, or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

The  following  information replaces similar information  in
the   section  entitled  "Summary  of  Fees  and   Expenses"
beginning on page 5 of the Prospectus:

The following information is designed to help you understand various costs and expenses of the Fund that an investor may bear directly or indirectly. The information is based on the Fund's expected expenses for its first year of operation, adjusted to reflect current fees, and should not be considered a representation of future expenses or returns. Actual expenses and returns may be greater or less than those shown below.

Stockholder Transaction Expenses

Maximum sales load imposed on purchases (as a
percentage of offering price)                          None

Sales load imposed on reinvested dividends             None

Deferred sales loads                                   None

Redemption fees                                        None

References throughout the Prospectus to a sales load are eliminated.

Annual Fund Operating Expenses (as a percentage of average net assets)

Investment management fees                             1.00%

Rule 12b-1 expenses                                    0.25%

Other expenses
(after expense reduction*)                             0.50%

Total Fund operating expenses
(after expense reduction*)                             1.75%

Example of Portfolio Expenses           1 Year    3 Years

You would pay the following total
expenses on a $1,000 investment,
assuming (1) a 5% annual return
and (2) redemption at the end of
each time period.                       $18            $55

* Effective January 1, 1997, the Investment Manager has voluntarily agreed, until at least December 31, 1998, to pay the Fund on a quarterly basis the amount, if any, by which ordinary operating expenses of the Company attributable to the Fund for the quarter (except interest, taxes and extraordinary expenses) exceed the annualized rate of 1.75% of the value of the average daily net assets of the Fund. In subsequent years, the Fund will reimburse the Investment Manager for any such payments to the extent that the Fund's operating expenses are otherwise below this expense cap. (See Organization and Management.) Other expenses and total Fund operating expenses for the first year of operation of the Fund, without expense reduction, are estimated to be 1.96% and 2.96%, respectively, of the Fund's average daily net assets.

The following information supplements and should be read in conjunction with the section entitled "Who Manages the Fund?" beginning on page 17 of the Prospectus:

Shares of the Fund are not deposits, obligations of, or endorsed or guaranteed in any way by, Dresdner Bank AG, or any other depository institution. Shares of the Fund are not insured by the Federal Deposit Insurance Corporation, or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

The following information replaces similar information found in the section entitled "What are the Fund's Management
Fees?" on page 18 of the Prospectus:

For the services rendered by the Investment Manager under the Management Agreement, the Fund will pay a monthly fee to the Investment Manager based on the average daily net assets of the Fund. The fee shall be determined pursuant to the following schedule:

Value of Securities and Cash of Fund                   Fee

the first $500 million                       1.00% annually
above $500 million and below $1 billion      0.95% annually
above $1 billion                             0.90% annually

The following information replaces similar information found in the section entitled "Who is the Fund's distributor?"
beginning on page 19 of the Prospectus:

Under the distribution plan, which is a "reimbursement plan," the Fund pays the Distributor an annual fee of up to 0.25% of the Fund's average daily net assets as reimbursement for certain expenses actually incurred by the Distributor in connection with distribution of shares of the Fund.